UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2007

Solera National Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-133004	02-0774841
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

319 S. Sheridan Blvd.

Lakewood, CO 80226

303-209-8600

(Address and telephone number of principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UNITED STATES

Item 8.01                                             Other events.

On September 17, 2007, Solera National Bancorp, Inc. (the “Company”) announced that it has completed the first closing of its initial public offering of its common stock and opened Solera National Bank, its wholly-owned subsidiary.  The Company issued a press release attached as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
Exhibit 99.1	Press Release, dated September 17, 2007, titled, “Solera National Bancorp completes IPO - raises over $22 million”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solera National Bancorp, Inc.
(Registrant)

Date: September 17, 2007	By:	/s/ Robert J. Fenton
	Name:	Robert J. Fenton
	Title:	Vice President, Secretary and Treasurer